Annual Report to Shareholders

                          THIRD MILLENNIUM RUSSIA FUND

                                  A Series of
                             The World Funds, Inc.
                         a "Series" Investment Company

                               For the Year Ended
                                August 31, 1999

                     "RussiaGate": The Real Russian Scandal

                               John T. Connor, Jr.
Founder & Portfolio Manager, Third Millennium Russia Fund, NY Founder & Chairman, ROSGAL Insurance Company, Moscow.


     "Who Lost Russia?" (New York Times Magazine, Sunday, August 15th) is a "present at the creation" recitation of the events surrounding the founding of the Modern Russian State. And much progress has been made, lest we forget. Russians are no longer afraid of the Gulag. They express themselves freely and openly. Freedom of religion and of the press have increased exponentially. And Russians have enjoyed newfound consumer goods, travel at home and abroad and much more.

     Centrist Politics. The recent formation of a centrist electoral block of the powerful Moscow Mayor and regional governors, behind the figurehead of former Prime Minister Evgeny Primakov, Russia's most respected politician, means that finally a party can stand toe to toe with the Communists in each and every electoral district in the country. Another, more right, but not as likely to succeed, coalition has been announced by former Prime Minister Sergei Stepashin and may include other former Prime Ministers, Viktor Chernomyrdin and Sergei Kiriyenko, and other so-called Reformers, but has little regional base.

     This second group reflects the more laissez faire, free market views of the recent Reform Governments of Russia, while Primakov's coalition assigns the State a more guiding role. In his recent book, Commanding Heights, Daniel Yergin notes that Russia probably would have faired better had it shed Communism in the earlier era of so-called "mixed" economies, when the world's leading macro-economic advisors ascribed some leading role to the State.

     After the December, 1999, State Duma legislative elections, the Presidential Election in the year 2000 is also likely to focus in on a few centrist candidates. And President Boris Yeltsin has clearly signaled he will step down at the end of his second term.

     Who Understood What? What "Who Lost Russia?" so well recounts is the continuing failure of analysis among policy makers. Macro-economists all, both Americans and Russians focus on currency stability, low inflation and narrower budget deficits - all of which were achieved in 1996. Unfortunately, this impressive financial superstructure was built on a foundation of sand. On the micro-economic level, the building blocks for a modern economy are simply not there. If enterprise after enterprise realizes losses, not profits, a growth economy cannot result.

     I, for one, do not second guess the early privatization of millions of shops and small businesses which stands as the greatest achievement of the early 1990s. Later on, when larger oil and other resource rich enterprises were put into the hands of financial firms on the premise they would be better managed, "economic man" did not magically appear and "reinvestment" and internally generated growth did not result. Asset stripping was the result and Swiss bank accounts grew fat. The result made the reformer appear to be naive or, worse, corrupt.

     While civic virtue is not yet evident, in 1999, increased tax collections and the "Nobody is Going to Help Us Except Ourselves" campaign does seem to be working. "Who Lost Russia?" notes that in Poland, a clear self-identity to be "in Europe" informs public policy. In Russia, the driving ideal is to be "a normal country" and certainly it is Russia's turn to achieve normalcy - but the "normal" appellation does not seem to attach itself to Europe or any other single destination which would provide a road map there. A lack of vision, or direction, is the result.

     Much of the "business" economy remains in a pre-monetary "virtual" economy stage where inter-enterprise transactions are conducted in a barter mode, and most enterprises exhibit the Soviet-era characteristic that inputs exceed outputs. In other words, these "businesses" are not profitable and survive on continuing subsidy from the resource sectors (energy and public utilities), which are not being paid.

     The banking sector in Russia has never succeeded in attracting as deposits the savings of the population, much of which remain in US Dollars in mattresses. Lacking a deposit base, such banks are not in a position to perform the financial inter-mediation functions they are supposed to perform; namely, supplying capital to industry and the service sector through commercial lending and to consumers for home and auto loans (more about that later).

     Russian Roulette. The devastating mistakes made in the recent past in Russia by Russians do reflect a dearth of experience with critical thinking and decision making in economic and business affairs. A reform deputy prime minister noted that, in the Summer of 1988, the Cabinet got conflicting advice from its advisors, "and we took it!".....  Capital flight. Hot money. Currency collapses.
Excessive short term government borrowings. Debt defaults and investor write-offs. Fraudulent and false financial reporting. Non-monetary economy.
Crony capitalism.  Political  instability.  Crime and corruption....This was the
Russia of the Summer of 1998.

     Russia has not yet developed the discipline of critical thinking as the basis for making difficult choices, which pervades cultures in American and Europe where managements, for example, are outstanding in their ability to focus on certain goals, such as making a profit, and to achieve those goals. Whether by increasing sales in high margin product lines, whether by cutting costs, by whatever means, the goal is achieved quarter after quarter, year after year - usually! It is not an excuse, but only an explanation, to say that critical thinking in public and economic affairs was not of course even permitted in Russia during the 70 years ending in 1990.

     Russia and the West. While we have done much during the 1990s for Russia, we have not done enough. There has certainly been no Marshall Plan for the vanquished in the Cold War. And what was done was often based on inadequate or faulty analysis.

     For example, the world's great accounting firms today present themselves, in addition to general accounting and auditing, as being consultants, lawyers and more. They took huge World Bank and U.S. AID contracts and went into major Russian firms, which were told that all they needed were three years of audited financial statements, and that the investment Dollars would thereafter flow. Wrong. Accountants only reflect reality. They did not change anything. If your reality is ugly, you will not attract investors. In fact, these audits only served to confirm to possible investors why they would never invest in such enterprises.

     Russia's  Endemic   Problems.   The  typical   post-Soviet   manager  of  a
manufacturing enterprise in Russia defines his role quite broadly. It is not "wealth creation" in the focused, narrow sense we know in America. If an American manager needs to reduce costs, he lets people go, he closes facilities. He may have regrets, but he does it, takes a write-off, and moves on. His goal is to make a profit.

     In Russia, even assuming the boss is looking beyond his own position and his own perks, his focus is usually too broad. Frequently, his enterprise is the local town. He supplies subsidized housing to the workers. He runs the hospital. The bus system. The kindergarten. This "ugliness" - in the form of social liabilities and expenses - is described in an audit. And investors can see that there is no way for such an enterprise to ever turn a profit unless such costs are managed down.

     What the Western accounting firms should have done, displaying their self-professed universal competencies, was accompany the audit with some basic restructuring advice and counsel - by the way, that's what the word "Perestroika" means - thereby giving the enterprises a shot at profitability. But the accounting firms were chasing the World Bank or other donor contracts, and that's not what the contract called for because of the failure of analysis of the underlying problems by the US Government and World Bank donors. Disillusioned and bitter Russian business "clients" were left in the wake of such useless and costly audits.

     "Payments" Problems. Sometimes the Russian enterprise manager does realize the box he is caught in and tries to negotiate with the local government to assume social liabilities and costs which are causing the enterprise only losses. Sometimes he is successful.

     Other times we see mutual recrimination where the enterprise refuses to pay taxes until the government takes over the social functions and the local government threatens to put the enterprise into bankruptcy if taxes are not paid. This actually happened in Izevsk, in the Republic of Udmutria, to Russia's leading oil field pump manufacturer.

     Several times in the last few years, I have presented to audiences of Russian businessmen my Cyrillic slides on Business Planning, showing an annual budget, and quarterly and monthly financial reporting. For many years, I have been a member of the board of directors of the CIS-based Council for Trade and Economic Co-operation (one of our fellow directors has been the President of Ukraine), and have been asked to speak about securities markets and on business planning. The audience reaction has generally been of the glazed-over eyes variety, even though I would stress that these basic, Generally Accepted Accounting Principles (GAAP) are what an enterprise manager needs to know in order to qualify for a commercial loan, to attract equity investors, and, most importantly, to run your own business profitably.

     Their lack of interest, of course, reflects the reality of their world, which is a barter-based, non-monetary world, far removed from GAAP. The "rents" they seek are Government favors: permits and contracts. Competition and the efficiencies it engenders are unknown.

     What's Good for the Banks is Good for the Country. Given the continuing lack of profit and cash flow in the Russian manufacturing sector, it is easy to see why a commercial lending banking business has not been possible in Russia. If the putative borrower cannot demonstrate a positive cash flow, or even a business plan for a profit, it would be irresponsible for a bank to take its depositors' money and donate it to such a "borrower". Calls on the banks to do this are hollow. Ironically, the one major bank, SBS Agro, which did this well in the agricultural and food processing sectors, was one of the first to become insolvent when the Government froze their short-term T-bill assets in August 1998 due to their longer term loans to enterprises.

     $50- $75 Billion - equivalent to a huge percent of current Russian GDP - remains out of circulation in Russia's economy. These are US dollars sewn into the mattresses of countless Russian citizens who understandably refuse to trust Russia's banks. Pyramid schemes. High inflation. Frozen bank accounts. All of these have made fools of those previously participating in their country's financial "system". And, even if there had been Russian government deposit insurance available, few would believe that the Russian Government had the wherewithal to stand behind such guarantees.

     How do you build a banking industry in a country where credit histories based on cash flows and profits do not exist so banks cannot establish credit worthiness? Where collateral in the form of real estate assets -- which could be executed against in case of default in payment by the borrower -- is essentially unavailable to lenders? Without these predicates for a commercial lending business, without a deposit base, in fact you don't establish a banking industry and financial inter-mediation does not take place.

     Deposit Insurance. To draw these funds out into the Russian economy, the international community should sponsor a program of deposit insurance for Russian savers, with continuing dollar equivalency assured, so as to obviate risk of loss of principal.

     US and other foreign financial institutions should open offices across Russia to take Dollar deposits from the Russian people. Some banks currently are licensed to do this and other leading international banks would be welcomed within Russia as deposit-taking institutions.

     Home loans. Car loans. In the meantime, on the personal financial level, these lenders can help Russians unlock their personal balance sheets by making conservative loan-to-value mortgage loans. A fifty percent mortgage loan could fuel purchases, for example, of consumer durables. Of course, the Mayor of Moscow would have to make it possible to more easily foreclose on defaulted loans and support the lenders' need for collateral.

     As in America, where homes and cars are the basis of our lifestyle, Russians aspire to car ownership, at present only reaching 5% of the population. Demand is great, with car purchases growing 24% a year, but Russia's car manufacturers are currently capital poor and cannot finance their consumers' purchases.

     Regionalization. Competition. Also a continental county, Russia is currently greatly benefiting from a devolution of power into the regions. Ironically, many foreigners complain that it is not as easy to deal in Russia today as in the past where you could do your business with one State Monopoly in Moscow, to which the appropriate answer should be: tough! The long term benefits of local government, of course, will be great, although at present, in many regions, only incompetence and corruption are evident.

     So too, privatization has actually meant only the corporatization of many large monopolies where the State still owns a controlling interest. As with Anatoly Chubais in RAO UES, the national power grid and wholesale electric company, much can be done to make these companies more cost efficient and profitable. Soviet style losing enterprises would have to shape up quickly if the gas company and the electric company collected their receivables.

     Competition exists only to a limited extent and State and regulatory authority could do much more to encourage and engender competition. Many rent-seeking enterprises have in fact turned to the State, successfully, to shield them from competition. The import substitution opportunities offered by the recent devaluation of the ruble are being taken up by numerous suppliers. Finally, where enterprise cannot succeed, bankruptcy laws, which do exist, should be administered effectively. The recent spectacle of Uneximbank, under its politically connected chairman, being allowed to secret its assets away, leaving its mostly foreign creditors holding the bag, tarnishes Russia's reputation further.

     Unhappy Alternatives. It is said increasingly that Russia must reform itself as a condition for continuing international assistance. This is of course correct. But, the endemic problems in the Russian economy are so great that, even where the political will to attack them is generated, Russia must still receive the constructive, innovative help from abroad or it will most probably fail.

     And we have all failed to properly understand the true nature of the problems in Russia. Competence, not crime and corruption, is the core issue. National identity and civic virtue are being generated. The devalued ruble has led to some local firms succeeding in "import substitution" with quality products, at a price, which consumers find acceptable, but given the realities of Russia's current "virtual," barter-based economy, the remaining tasks are tremendous. Further failures on the path to democracy and free markets do not serve the national interests of Russia or its friends in America and Europe.

                      COMPARISON OF $10,000 INVESTMENT IN
            THIRD MILLENNIUM RUSSIA FUND VS. THE MOSCOW TIMES INDEX

[graph goes here]

Date         Third Millennium       The Moscow
             Russia Fund            Times Index

10/1/1998     $10,000               $10,000
8/31/1999     $14,170               $30,507

Past performance is not predictive of future performance.

[end graph]

                ------------------------------------------------
                  Total Return for Period ended August 31, 1999

                        Since Inception (October 1, 1998)

                                     41.70%
                -------------------------------------------------


--------------------------------------------------------------------------------
The Moscow Times Index is an unmanaged index of the 50 most liquid and most highly capitalized Russian stocks.

The index performance in Russia and actual performance can vary widely because of illiquidity and the wide spreads in stock trading. The Moscow Times Index does not take this factor into consideration.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.)
--------------------------------------------------------------------------------

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                AUGUST 31, 1999


Number of                                                               Market
  Shares       Security Description                                     Value
  ------       --------------------                                     -----

               COMMON STOCK:                           87.10%
               BEVERAGES:                               5.77%
 8,690         Sun Breweries GDR*                                     $   34,760
20,490         Sun Interbrew Ltd GDR*                                     40,980
                                                                         -------
                                                                          75,740
                                                                         -------
               CELLULAR:                               14.52%
12,250         Vimpel Communications Sponsored ADR*                      190,641
                                                                         -------
               GAS:                                     3.69%
 6,150         Rao Gazprom ADR*                                           48,431
                                                                         -------

               OIL:                                    22.67%
 3,570         Lukoil Oil Co Sponsored ADR                               105,315
15,770         Surgutneftegaz ADR                                        118,275
20,000         Tatneft Sponsored ADR                                      74,000
                                                                         -------
                                                                         297,590
                                                                         -------
               RETAIL:                                  1.32%
 7,600         Torgoviy Dom Gum Sponsored ADR*                            12,160
 3,000         Trading House Tsum ADR*                                     5,100
                                                                         -------
                                                                          17,260
                                                                         -------

               TELECOMMUNICATIONS:                     15.36%
17,000         Nizhnovsvyazinform Sponsored ADR*                          17,000
13,500         Rostelecom Long Distance & International Telecom ADR*      91,969
20,000         Tyumentelecom Sponsored ADR*                               15,000
37,000         Uralsvyasinform Sponsored ADR*                             77,700
                                                                         -------
                                                                         201,669
                                                                         -------

               UTILITIES:                              23.77%
23,520         AO Mosenergo Sponsored ADR                                 64,680
21,550         Irkutskenergo AO Sponsored ADR                             91,587
 1,180         Lenenergo GDR*                                             10,239
19,990         RAO Unified Energy System ADR                             134,932
10,000         Rostovenergo Sponsored ADR*                                10,500
                                                                         -------
                                                                         311,938
                                                                         -------

               TOTAL INVESTMENTS:
               (Cost: $909,239)**                      87.10%         $1,143,269
               Other assets, net                       12.90%            169,334
                                                      -------         ----------
               NET ASSETS                             100.00%         $1,312,603
                                                      =======         ==========

*    Non-income producing
** Cost for Federal income tax purpose is $909,239 and net unrealized appreciation consists of:

           Gross unrealized appreciation                                $276,206
           Gross unrealized depreciation                                (42,176)
                                                                        --------
           Net unrealized appreciation                                  $234,030
                                                                        ========

ADR--Security  represented is held by the custodian bank in the form of American
     Depository Receipts.

GDR--Security represented is held by the custodian bank in the form of Global
     Depository Receipts.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES
August 31, 1999
--------------------------------------------------------------------------------

ASSETS
  Investments at value (identified cost of $909,239 )(Notes 1 & 3)    $1,143,269
  Cash                                                                   101,082
  Dividends receivable                                                     4,720
  Prepaid expenses                                                         2,417
Deferred organization costs (Note 1)                                      74,284
                                                                       ---------
     TOTAL ASSETS                                                      1,325,772
                                                                       ---------

LIABILITIES
  Accrued expenses                                            13,169
                                                             -------
     TOTAL LIABILITIES                                                    13,169
                                                                        --------
NET ASSETS                                                            $1,312,603
                                                                      ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
($1,312,603  / 92,627 shares outstanding)                             $    14.17
                                                                      ==========


At August 31, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

  Paid in capital                                         $1,049,592
  Net accumulated realized gain on investments                28,737
  Net unrealized appreciation of investments                 234,274
                                                          ----------
  Net Assets                                              $1,312,603
                                                          ==========

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS
Period ended August 31, 1999*
--------------------------------------------------------------------------------

INVESTMENT INCOME
 Dividend income                                                       $   4,720
                                                                       ---------
EXPENSES
 Investment advisory fees (Note 2)                   12,305
 12b-1 fees                                           1,813
 Transfer agent fees (Note 2)                         6,184
 Registration fees                                    1,607
 Custodian and accounting fees                       52,195
 Recordkeeping and administrative services (Note 2)  13,561
 Shareholder servicing and reports (Note 2)           5,153
 Director fees                                        6,375
 Organization expense amortization                   10,541
 Miscellaneous                                        3,671
                                                    -------
   Total expenses                                                        113,405
 Management fee waiver and expense reimbursements                       (93,858)
                                                                        --------
 Net expenses                                                             19,547
                                                                        --------
 Net investment loss                                                    (14,827)
                                                                        --------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
 Net realized gain on investments                                         43,564
 Net increase in unrealized appreciation on investments                  234,274
                                                                        --------
 Net gain on investments                                                 277,838
                                                                        --------
 Net increase in net assets resulting from operations                   $263,011
                                                                        ========

* Commencement of operations was October 1, 1998

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                Period ended
                                                               August 31, 1999 *
                                                               -----------------

OPERATIONS
   Net investment loss                                               $  (14,827)
   Net realized gain on investments                                       43,564
   Unrealized appreciation of investments                                234,274
                                                                     -----------

   Net increase in net assets resulting from operations                  263,011

CAPITAL SHARE TRANSACTIONS
   Net increase in net assets resulting from
     capital share transactions**                                      1,049,592
                                                                     -----------
   Net increase in net assets                                          1,312,603
   Net assets at beginning of period                                     -----
                                                                     -----------
   Net Assets  at the end of the period                              $ 1,312,603
                                                                     ===========

** A summary of capital share transactions follows:

                                                     Period ended
                                                    August 31,1999*
                                       -------------------------------------
                                         Shares                Value
                                         ------                -----
Shares sold                             101,353             $1,172,886
Shares reinvested from distributions       --                   --
Shares redeemed                         (8,726)              (123,294)
                                        -------             ----------
Net increase                            92,627              $1,049,592
                                        =======              ==========

* Commencement of operation was October 1, 1998

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                              Period Ended
                                                            August 31, 1999 *
                                                            -----------------

Per Share Operating Performance
Net asset value, beginning of period                              $10.00
                                                                  ------
Income from investment operations-
   Net investment loss                                             (0.16)
   Net realized and unrealized gain on investments                  4.33
                                                                  ------
   Total from investment operations                                 4.17
                                                                  ------
Less distributions-
   Distributions from net investment income                         ---
   Distributions from realized gains on investments                 ---
                                                                  ------
   Total distributions                                              ---
                                                                  ------
Net asset value, end of period                                    $14.17
                                                                  ======

Total Return                                                       41.70%***

Ratios/Supplemental Data
   Net assets, end of period (000's)                              $1,313
Ratio of expenses to average net assets
   Before expense waivers and reimbursements                       15.92%**
   After expense waivers and reimbursements                         2.75%**
Ratio of net investment loss to average net assets
   Before expense waivers and reimbursements                     (15.26%)**
   After expense waivers and reimbursements                       (2.08%)**
Portfolio turnover rate                                           14.43%


*    Commencement of operations was October 1, 1998
**   Annualized
***  Non-annualized

See Notes to Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
August 31, 1999
--------------------------------------------------------------------------------

NOTE 1-SIGNIFICANT  ACCOUNTING  POLICIES

     The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 shares of its 500,000,000 shares of $.01 par value common stock. Initial outside investors purchased shares of the Fund on June 29, 1998. However, investment operations of the Fund did not commence until October 1, 1998. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.


     The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Russian securities are also valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. The Fund reserves the right to value securities at fair market value when events occur prior to the close of the NYSE, and cause a change in value from the price determined as of the close of Russian markets.

   Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost pricing procedures set, and determined to be fair, by the Board of Directors. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

   ADR's, EDR's and GDR's will be valued at the closing price of the instrument last determined prior to the valuation time unless TWF is aware of a material change in value. Items for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Income. As is common in the industry, security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of fifty-six (56) months.

E. Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences primarily result from different treatments of equalization and post-October capital losses.

F. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT,  DISTRIBUTION AGREEMENTS AND OTHER

     Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC ("TMIA") provides investment services for an annual fee of 1.75% on the first $125 million of assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.

     TMIA has contractually agreed to waive its fees and reimburse the fund for expenses in order to limit operating expenses to 2.75% of average net assets through September 30, 2001. For the period ended August 31, 1999, the Advisor waived fees of $12,305 and reimbursed expenses of $79,740.

     First Dominion Capital Corp. ("FDCC") acts as the Fund's principal underwriter in the continuous public offering of the Fund's shares.

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the period ended August 31, 1999, the Distributor waived fees of $1,813.

     As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent,
$18,584 for providing shareholder  services,   recordkeeping,   administrative
services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets, with a minimum fee of $15,000.

     Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $5,541 for its services for the period ended August 31, 1999.

     Certain officers and/or directors of the Fund are also officers and/or directors of CSS and FSI.

NOTE 3- INVESTMENTS

     The cost of purchases and proceeds from sales of securities other than short-term notes aggregated $979,505 and $114,074, respectively.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of The World Funds, Inc. Richmond, Virginia

     We have audited the accompanying statement of assets and liabilities of the Third Millennium Russia Fund, a series of World Funds, Inc., including the schedule of portfolio investments as of August 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Third Millennium Russia Fund as of August 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with generally accepted accounting principles.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
October 1, 1999

Investment Adviser:
  Third Millennium Investment Advisors LLC
    1185 Avenue of the Americas, 32nd Floor
    New York, New York 10036

Distributor:
  First Dominion Capital Corp.
    1500 Forest Avenue
    Suite 223
    Richmond, Virginia 23229

Independent Auditors:
  Tait, Weller and Baker
    Eight Penn Center Plaza
    Suite 800
    Philadelphia, Pennsylvania 19103

Transfer Agent:

For account information, wire purchase or redemptions, call or write to Third Millennium Russia Fund's Transfer Agent:

   Fund Services, Inc.
     Post Office Box 26305
     Richmond, Virginia 23260
     (800) 628-4077 Toll Free

More Information:

     For 24 hour, 7 days a week price  information,  and for information on any
     series  of  The  World  Funds,  Inc.,   investment  plans,  and  other
     shareholder services, call Commonwealth Shareholder Services at (800) 527-9525 Toll Free.